Exhibit 10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Amendment No.27 to Registration Statement (Investment Company Act File No 811-21162) on Form N-1A of our report dated December 30, 2008, relating to the financial statements and financial highlights of BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust (the “Fund”) appearing in the Annual Report on Form N-CSR of the Fund for the year ended October 31, 2008, and of our report dated December 30, 2008, relating to the financial statements and financial highlights of Master Large Cap Core Portfolio of Master Large Cap Series LLC (the “Master LLC”) appearing in the Annual Report on Form N-CSR of the Master LLC for the year ended October 31, 2008. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm” and “Financial Statements” in Part B of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
February 26, 2009